                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 30, 2004
                                                        ------------------

                                  Langer, Inc.
             (Exact name of registrant as specified in its charter)

           Delaware                      0-12991                 11-2239561
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(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)

 450 Commack Road, Deer Park, New York                         11729 - 4510
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code: 631-667-1200

ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 30, 2004, Langer, Inc., a Delaware corporation (the "Company") sold
(i) an aggregate principal amount of $5,500,000 of the Company's 7% senior subordinated notes due September 30, 2007 (the "Subordinated Notes"), and (ii)
warrants to purchase an aggregate of 110,000 shares of the Company's common stock (the "Warrants") pursuant to a Note and Warrant Purchase Agreement dated
September 30, 2004 (the "Financing Agreement") by and among the Company and ten accredited investors. The Subordinated Notes are prepayable at any time without penalty, and interest will accrue on the unpaid principal amount of the
Subordinated Notes at the rate of 7% per annum, payable semi-annually in arrears on the last day of June and December in each year until the maturity date. The terms of the Warrants are more fully described in Section 3.02 below.

The Company used the net proceeds from the sale of the Subordinated Notes and
Warrants to fund the payment of the cash portion of the purchase price for its acquisition of Silipos, Inc., a Delaware corporation and for general working capital of the Company.

The foregoing description of the Subordinated Notes, Warrants and Financing
Agreement is qualified in its entirety by the complete text of such agreements attached as exhibits hereto.

ITEM 2.01.   COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On September 30, 2004, the Company acquired 100% of the outstanding capital stock of Silipos, Inc., a Delaware corporation ("Silipos") pursuant to stock purchase agreement (the "Stock Purchase Agreement"), dated September 22, 2004, by and among the Company, Silipos, SSL Holdings, Inc., a Delaware corporation
("SSL"), and LRC North America, Inc., a Delaware corporation (the "Parent").
Pursuant to the Stock Purchase Agreement the Company purchased from SSL all of the issued and outstanding shares of capital stock of Silipos for an aggregate purchase price of $15,500,000, of which $5,000,000 was paid in cash at closing and the balance was paid through the delivery by the Company to SSL of (i) a
$7,500,000 secured promissory note due March 31, 2006 (the "$7.5 Million Note"), and (ii) a $3,000,000 promissory note due December 31, 2009 (the "$3 Million
Note"). Up to an aggregate of $2,500,000 of additional payments (which includes the Protection Payment referred to below) may be made to SSL under certain circumstances. The purchase price is subject to dollar for dollar post-closing reduction to the extent that certain minimum tangible net worth requirements were not met by Silipos as of the closing date. The consideration described above was determined based upon arms-length negotiations between the parties to the Stock Purchase Agreement.

The principal terms of the $7.5 Million Note are as follows: (i) due and payable on March 31, 2006, subject to acceleration to March 31, 2005, if the Company fails to take certain specified actions to implement the Protection Payment
(discussed below), (ii) if not paid in full on March 31, 2005, then the Company will have the option of (A) increasing the face amount of the Note by $1 million, or (B) paying to Seller $500,000 in cash (collectively the "Protection
Payment"), (iii) interest will accrue at the rate of 5.5% per annum, increasing to 7.5% on April 1, 2005, (iv) the default interest rate after March 31, 2006 will be 12% per annum, escalating 3% per annum for each additional 90 days thereafter until the maximum rate permitted by law, (v) financial covenants require Silipos to maintain tangible net worth of at least $4.5 million and prohibit the Company from incurring indebtedness for borrowed money in excess of
$3.5 million for working capital and any amounts required to pay for the purchase of Poly-Gel pursuant to the Put Option, and (vi) secured by a pledge of
Silipos' capital stock pursuant to a certain stock pledge and agency agreement, dated September 30, 2004, by and among the Company, the Seller and Pepper Hamilton LLP, as agent.

The principal terms of the $3 Million Note are as follows: (i) due and payable on December 31, 2009, (ii) interest will accrue at the rate of 5.5% per annum, increasing to 7.5% per annum on April 1, 2005, (iii) the default interest rate after March 31, 2006 will be 11% per annum, escalating 3% per annum for each additional 90 days thereafter until maximum permitted by law, (iv) the principal amount shall be reduced in an amount equal to fifty percent (50%) of the amount of the Protection Payment actually paid by the Company pursuant to the $7.5
Million Note, and (v) a default under the tangible net worth and incurrence of debt covenants of the $7.5 Million Note will also constitute a default under the
$3 Million Note.

In addition, at closing Silipos entered into a supply agreement with SSL
International plc., an affiliate of SSL, expiring December 31, 2005, pursuant to which Silipos will exclusively supply certain products containing mineral oil gels to SSL International plc.

The Company funded the cash portion of the purchase price through the sale of
Company's Subordinated Notes and Warrants pursuant to the Financing Agreement as described in Item 1.01.

Silipos, is subject to the terms and conditions of a certain supply agreement, dated August 20, 1999, by and between Silipos and Poly-Gel, L.L.C., a New Jersey limited liability company ("Poly-Gel"). Pursuant to the terms of such supply agreement, Poly-Gel has the option to cause Silipos to purchase the assets or shares of Poly-Gel (the "Put Option") at a purchase price of 1.5 times
Poly-Gel's revenues. The Put Option expires in February 2005.

The foregoing description of the Stock Purchase Agreement, $7.5 Million Note and
$3 Million Note is qualified in its entirety by the complete text of such agreements attached as exhibits hereto.

ITEM 3.02    UNREGISTERED SALES OF EQUITY SECURITIES.

On September 30, 2004, in connection with the sale of the Subordinated Notes, the Company issued Warrants to purchase an aggregate of 110,000 shares of the
Company's common stock to the ten accredited investors that purchased the
Subordinated Notes. The Warrants have an exercise price of $0.02 per share, subject to adjustment under certain circumstances, and are exercisable from and after the earlier of (i) six months after the refinancing or prepayment of the
Subordinated Notes, or (ii) September 30, 2005 until September 30, 2009.
However, the Warrants will not be exercisable until such time as the Company's stockholders shall have approved the issuance of the Company's common stock underlying the Warrants in satisfaction of Nasdaq Marketplace Rules. The
Warrants were issued pursuant to an exemption provided by Section 4(2) of the
Securities Act of 1933. The Company used the proceeds from the sale of the
Subordinated Notes and Warrants to fund the payment of the cash portion of the purchase price for its acquisition of Silipos and for general working capital of the Company.

ITEM 5.02         APPOINTMENT OF PRINCIPAL OFFICERS.

Effective as of October 1, 2004, the Company appointed Mr. W. Gray Hudkins as
Acting Chief Operating Officer. Mr. Hudkins has served as Director of Corporate
Development for Clarus Corporation since December 2002, as a Principal in
Kanders & Company since December 2003, and as Director of Corporate Development
for Net Perceptions, Inc. since April 2004. Prior to this, from February 2002 until December 2002, Mr. Hudkins served as Manager of Financial Planning and
Development for Bay Travelgear, Inc., a branded consumer products company based in New York and Chicago. From April 2000 until February 2002, Mr. Hudkins served as an Associate at Chartwell Investments LLC, a New York based private equity firm, and from August 1999 until March 2000, Mr. Hudkins served as an Associate at Saunder, Karp & Megrue, a private merchant bank based in Stamford, CT. Mr.
Hudkins graduated cum laude with an A.B. in Economics and a Certificate in
Germanic Language and Literature from Princeton University in 1997. Mr. Hudkins is 29 years old.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

         (a)   Financial Statements of the Business Acquired.

                  Pursuant to paragraph (a)(4) of Item 7 of Form 8-K, the
         financial statements of Silipos required to be filed under paragraph
         (a) of this Item 7 will be filed as soon as practicable, but not later than the time required by Item 7 of Form 8-K.

         (b) Pro Forma Financial Information.

                  Pursuant to paragraph (a)(4) of Item 7 of Form 8-K, the pro forma financial information required to be filed under paragraph (b) of this Item 7 will be filed as soon as practicable, but not later than the time required by Item 7 of Form 8-K.

         (c) Exhibits.

                The following Exhibits are hereby filed as part of this Current
         Report on Form 8-K:

                Number      Exhibit
                ------      -------
                  2.1       Stock Purchase Agreement, dated as of September 22,
                            2004, by and among the Company, LRC North America,
                            Inc., SSL Holdings, Inc., and Silipos, Inc.

                  4.1       Note and Warrant Purchase Agreement, dated September
                            30, 2004, by and among the Company, and the
                            investors named therein.

                  4.2       Form of 7% Senior Subordinated Note due September
                            30, 2007.

                  4.3       Form of Warrant to purchase shares of the common
                            stock of Langer, Inc.

                  4.4       Stock Pledge and Agency Agreement, dated September
                            30, 2004, by and among the Company, SSL Holdings,
                            Inc., and Pepper Hamilton LLP.

                  4.5       $7,500,000 Secured Promissory Note due March 31,
                            2006.

                  4.6       $3,000,000 Promissory Note due December 31, 2009.

                  99.1      Press Release dated October 1, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: October 06, 2004

LANGER, INC.

By:  /s/ Andrew H. Meyers
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     Andrew H. Meyers
     President and Chief Executive Officer

                                  Exhibit Index

Number        Exhibit
------        -------
  2.1         Stock Purchase Agreement, dated as of September 22, 2004, by and among the Company, LRC North America, Inc., SSL Holdings, Inc.,
              and Silipos, Inc.

  4.1         Note and Warrant Purchase Agreement, dated September 30, 2004, by and among the Company, and the investors named therein.

  4.2         Form of 7% Senior Subordinated Note due September 30, 2007.

  4.3         Form of Warrant to purchase shares of the common stock of Langer,
              Inc.

  4.4         Stock Pledge and Agency Agreement, dated September 30, 2004, by and among the Company, SSL Holdings, Inc., and Pepper Hamilton
              LLP.

  4.5         $7,500,000 Secured Promissory Note due March 31, 2006.

  4.6         $3,000,000 Promissory Note due December 31, 2009.

  99.1        Press Release dated October 1, 2004.